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                                EXHIBIT (8)(f)(1)

                      AMENDMENT NO. 2 TO JANUS ASPEN SERIES
                          FUND PARTICIPATION AGREEMENT
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                               AMENDMENT NO. 2 TO
                               JANUS ASPEN SERIES
                          FUND PARTICIPATION AGREEMENT
                                (Service Shares)

     Amendment No. 2 to the Participation Agreement between Janus Aspen Series (the "Trust") and PFL Life Insurance Company (the "Company") dated April 6, 2000.

     IT IS HEREBY AGREED that Section 3.8 of the Fund Participation Agreement dated April 6, 2000 is hereby amended to read as follows:

     "The Trust's Service Shares currently intend to make payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although they may discontinue such payments in the future. To the extent that the Trust decides to finance distribution expenses for the Service Shares pursuant to Rule 12b-1, the Trust undertakes to have a board of trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under Rule 12b-1 to finance distribution expenses."

     IT IS HEREBY FURTHER AGREED that Schedule A to the Participation Agreement is hereby amended to add the Accounts and the Contracts.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of September 15, 2000.

JANUS ASPEN SERIES                           PFL LIFE INSURANCE COMPANY

By:    /s/ Bonnie M. Howe                    By:    /s/ Larry N. Norman
   ------------------------------------         --------------------------------

Name:  Bonnie M. Howe                        Name:  Larry N. Norman
     ----------------------------------           ------------------------------

Title:  Vice President                       Title:  President
      ---------------------------------            -----------------------------
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                                   Schedule A
                   Separate Accounts and Associated Contracts
                   ------------------------------------------

                                            Contracts Funded
Name of Separate Account                    By Separate Account
------------------------                    -------------------
PFL Life Variable Annuity Account A         PFL Life Insurance Company Policy Form No. AV337
                                            101 100397 (Atlas Portfolio Builder Variable
                                            Annuity)

PFL Life Variable Annuity Account E         PFL Life Insurance Company Policy Form  No. AV288
                                            101 95 796 (Privilege Select Variable Annuity)

PFL Life Variable Annuity Account C         PFL Life Insurance Company Individual Policy Form
                                            No. AV464 101 121 799 (Extra Variable Annuity)

                                            PFL Life Insurance Company Group Contract Form No.
                                            AV432 101 114 199CRT (Extra Variable Annuity)

PFL Life Variable Annuity Account D         PFL Life Insurance Company Individual Policy Form
                                            No. AV474 101 122 1099 (Access Variable Annuity)

                                            PFL Life Insurance Company Group Contract Form No.
                                            AV432 101 114 199CRT (Access Variable Annuity)

PFL Endeavor VA Separate Account            PFL Life Insurance Company Policy Form No. AV494
                                            101 124 100 (Endeavor and Endeavor ML Variable
                                            Annuity)

                                            PFL Life Insurance Company Policy Form No. AV400
                                            101 107 198 (Endeavor Platinum Variable Annuity)

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, it is understood and agreed that the provisions of this Amendment shall control.